                                                                   EXHIBIT 10.11


                               CLOSING AGREEMENT

         This CLOSING AGREEMENT (the "Agreement") is made and entered into as of the 28 day of August, 1996, by and among Leisure Funn, Inc., a Florida corporation ("LFI") and Mountasia Entertainment International, Inc., a Georgia corporation ("MEI").
                              W I T N E S S E T H:

         WHEREAS, LFI and MEI entered into a Purchase and Sale Agreement dated as of May 10, 1996 (the "Purchase and Sale Agreement"), providing among other things for the conveyance by LFI to MEI of its general partnership interest (the "GP Interest") in National Entertainment Funding, L.P., a Delaware limited partnership ("NEF");

         NOW, THEREFORE, pursuant to the Purchase and Sale Agreement and in consideration of the provisions thereof and the mutual covenants and agreements set forth therein, the parties hereto agree as follows:

         1.      ASSIGNMENT OF PARTNERSHIP INTERESTS AND INDEBTEDNESS.

                 (a) In consideration of the Purchase Price (as such term and all other capitalized terms used but not defined herein are defined in the Purchase and Sale Agreement), LFI hereby sells, transfers, assigns, conveys and delivers to MEI, all of LFI's right, title and interest in and to the GP Interest, to have and to hold the same for MEI, its successors and assigns forever.

                 (b) LFI hereby constitutes and appoints MEI as its true and lawful attorney-in-fact with full power of substitution and in its name and stead or in the name of MEI or otherwise, by and on behalf and for the benefit of MEI, to demand and receive from time to time any and all of the rights and interests hereby sold, transferred, assigned, conveyed and delivered, and to give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of LFI or otherwise, for the benefit of MEI, all proceedings at law, in equity or otherwise, in order to collect, assert or enforce any claim, right or title of any kind in or to or arising from the rights and interests hereby sold, transferred, assigned, conveyed and delivered, and for the benefit of MEI to defend or compromise any and all actions, suits or proceedings in respect of the GP Interest assigned hereby and to do all such acts and things in relation thereto as MEI shall deem desirable; LFI hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by LFI in any manner or for any reason.

         2. PAYMENT OF PURCHASE PRICE. In full satisfaction of the Purchase Price, LFI hereby acknowledges receipt of one of MEI's 9.1% Subordinated Convertible Debentures Due January 1, 2002, issued in the name of LFI for the amount of One Hundred Dollars ($100). Accordingly, LFI acknowledges and agrees that the Purchase Price has been paid in full as of the date of this Closing Agreement.
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         3.      TERMINATION OF NEF FORMATION AGREEMENT.  LFI and MEI hereby agree to enter into a Termination Agreement substantially in the form attached as Exhibit "A" hereto, by which the "National Entertainment Funding, L.P. Formation Agreement" dated June 30, 1994, shall be terminated.

         4. MEI REPRESENTATION. MEI represents that, simultaneously with the execution of this Agreement, MEI is closing the sale of $40,000,000.00 of MEI's common stock pursuant to an Amended and Restated Investment Agreement with MEI Holdings, L.P., and is executing and delivering a Consolidated, Amended and Restated Loan and Security Agreement by and among MEI and certain of its wholly owned subsidiaries as Borrowers and Foothill Capital Corporation as Lender by which the Lender will provide up to $20,000,000.00 in secured financing to the Borrowers, which under certain conditions could increase to $25,000,000.00 (such simultaneous transactions being referred to together as the "Refinancing Closings").

         5. CONSENTS. LFI and MEI hereby represent that all required consents to the Purchase and Sale Agreement and to this Agreement with respect to the performance of its obligations hereunder have been obtained or waived.

         6. CERTAIN PAYMENTS. Each of the parties hereby acknowledges and agrees that none of the transactions effected pursuant hereto shall be deemed to have been concluded until, and each of such transactions is expressly conditioned upon, (i) receipt by LFI of the prepayment of interest required by
Section 3(A) of the Debentures being issued and delivered to LFI in accordance with Section 2 of this Agreement; and (ii) the completion of the Refinancing Closings and receipt by MEI of the amounts described in Section 4 above in respect thereof.

         7. ENFORCEABILITY. This Agreement shall be binding upon and enforceable against and shall inure to the benefit of LFI and MEI and their respective successors and assigns.

         8. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws.

         9. COUNTERPARTS. This instrument may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.





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
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



LEISURE FUNN, INC.                      MOUNTASIA ENTERTAINMENT
                                        INTERNATIONAL, INC.


By:  /s/ Ronald Potts                   By: /s/ L. Scott Demerau
   ---------------------------------       -------------------------------------
Name:  Ronald Potts                     Name:  L. Scott Demerau
     -------------------------------         -----------------------------------
Title: Vice President                   Title: Pres & CEO
      ------------------------------          ----------------------------------




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
                                   EXHIBIT A
                             TERMINATION AGREEMENT

         This TERMINATION AGREEMENT (the "Agreement") is entered into this ____ day of August, 1996, by and among National Entertainment Funding, L.P., a Delaware limited partnership ("NEF"); Amusement Co., Inc., a Delaware corporation ("ACI"); Amusement Co. Partners, Inc., a Delaware corporation ("ACPI"); Family Funn Entertainment Inc., a Florida corporation ("FFE"); Family Entertainment Funding, L.P., a Georgia limited partnership ("FEF"); Leisure Funn, Inc., a Florida corporation ("LFI"); Mountasia Entertainment International, a Georgia corporation ("MEI"); and Londott Investments, Ltd., a Canadian corporation ("Londott") (collectively, the "Parties").

                              W I T N E S S E T H:

         WHEREAS, the Parties are also all of the parties to that certain "National Entertainment Funding, L.P. Formation Agreement" dated June 30, 1994 (the "Formation Agreement"); and

         WHEREAS, FFE, FEF and LFI have sold their respective general and limited partnership interests in NEF to MEI pursuant to Purchase and Sale Agreements dated April 3, 1996 and ACI and ACPI have sold all of their respective capital stock to MEI pursuant to a Purchase and Sale Agreement dated April 3, 1996; and

         WHEREAS, ACI, ACPI and MEI, being the sole remaining holders of general and limited partnership interests in NEF, desire to dissolve NEF in accordance with Delaware law and pursuant to a Dissolution Agreement to be executed contemporaneously herewith; and

         WHEREAS, the Parties therefore desire to terminate any and all of their remaining rights and obligations under the Formation Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, do hereby agree that the Formation Agreement shall be terminated, and that none of the Parties shall have any further rights or obligations arising solely therefrom.





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
         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.



AMUSEMENT CO., INC.                     AMUSEMENT CO. PARTNERS, INC.


By:                                     By:
   ---------------------------------       -------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------



FAMILY ENTERTAINMENT                    FAMILY FUNN ENTERTAINMENT, INC.
 FUNDING, L.P.
By: Family Funn Entertainment, Inc.
    Its General Partner

    By:                                 By:
       -----------------------------       -------------------------------------
    Name:                               Name:
         ---------------------------         -----------------------------------
    Title:                              Title:
          --------------------------          ----------------------------------



LEISURE FUNN, INC.                      MOUNTASIA ENTERTAINMENT INTERNATIONAL,
                                        INC.


By:                                     By:
   ---------------------------------       -------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------




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
NATIONAL ENTERTAINMENT                  LONDOTT INVESTMENTS, LTD.
 FUNDING, L.P.
By: Amusement Co., Inc.
    Its General Partner


    By:                                 By:
       -----------------------------       -------------------------------------
    Name:                               Name:
         ---------------------------         -----------------------------------
    Title:                              Title:
          --------------------------          ----------------------------------


By: Amusement Co. Partners, Inc.
    Its Limited Partner

    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------


By: Mountasia Entertainment
    International, Inc.
    Its General and Limited Partner


    By:
       -----------------------------
    Name:
         ---------------------------
    Title:
          --------------------------




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